UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

AXIOM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-195950	46-3389613
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room C, 15/F., Ritz Plaza, 122 Austin Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 852 3798 3736

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 10, 2015 Axiom Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the “ Form 8-K”) in connection with a Certificate of Amendment to its Articles of Incorporation filed with the Nevada Secretary of State on September 16, 2015 (the “Original Certificate of Amendment”). The Original Certificate of Amendment inadvertently omitted Article Three, Section 3.5 relating to a 1 for 20 forward stock split (the “Forward Stock Split”). As a result of the error, the Company filed a Certificate of Correction with the Nevada Secretary of State on March 29, 2017 (the “Certificate of Correction”) to correct the error by including the Forward Stock Split.

This Form 8-K/A (Amendment No. 1) dated March 30, 2017 (“Form 8-K/A”), sets forth the disclosure required under Form 8-K Item 5.03 as it relates to the Original Certificate of Amendment, a description of the Forward Stock Split included in the Certificate of Correction and includes a copy of the Original Certificate of Amendment as Exhibit 3.1 and the Certificate of Correction as Exhibit 3.2 pursuant to Form 8-K Item 9.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2015, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State (the “Original Certificate of Amendment”) to:

(1)	Change the Company’s corporate name from At Play Vacations, Inc. to Axiom Holdings, Inc.;

(2)	Increase the number of authorized shares of common stock, $0.001 par value to 3,000,000,000 shares; and

(3)	Create a class of preferred stock consisting of 50,000,000 shares, the designations and attributes of which are left for future determination by the Company’s board of directors (“Preferred Stock”).

The Original Certificate of Amendment was approved by the Company’s board of directors and shareholders holding 58.5% of the issued and outstanding common stock.

On March 29, 2017, the Company filed a Certificate of Correction to the Original Certificate of Amendment (the Certificate of Correction”) in order to include Article Three, Section 3.5 providing for a 1 for 20 forward stock split of the Company’s issued and outstanding common stock (the “Forward Stock Split”). The Forward Stock Split was inadvertently omitted from the Original Certificate of Amendment. Pursuant to the Certificate of Correction, the holders of the Company’s Common Stock as of September 16, 2015 will be deemed to hold twenty (20) post-split shares of Common Stock for every one (1) share of the Company’s issued and outstanding Common Stock held immediately prior to September 16, 2015.

Pursuant to Nevada Revised Statutes Section 78.0295, the actions set forth in the Certificate of Correction are effective as of September 16, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to its Articles of Incorporation as filed with the Secretary of State of Nevada on September 16, 2015.
3.2	Certificate of Correction to Certificate of Amendment to its Articles of Incorporation as filed with the Secretary of State of Nevada on March 29, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIOM HOLDINGS, INC.

Date: March 30, 2017	By:	/s/ Curtis Riley
Curtis Riley
Chief Executive Officer

3